Exhibit 10.12

LICENSE AGREEMENT NO. [***]

BETWEEN

BATTELLE MEMORIAL INSTITUTE

AND

LANZATECH, INC.

September 2018

EXCLUSIVE PATENT LICENSE AGREEMENT

THIS AGREEMENT made and entered into at Richland, Washington, by and between LanzaTech, Inc., having a principal place of business in Skokie, Illinois, herein called “LICENSEE”, and Battelle Memorial Institute, having a place of business in Richland, Washington, herein called “BATTELLE”. Each hereinafter referred to individually as “Party” and jointly as “Parties”. This Agreement is effective on the date affixed hereto by the Party last signing this Agreement (the “Effective Date”).

WITNESSETH THAT:

WHEREAS, BATTELLE is an incorporated charitable trust exempt from federal income taxes under Section 501(c)(3) of the United States Internal Revenue Code; and

WHEREAS, BATTELLE operates the Pacific Northwest National Laboratory under management and operations contract DE-AC05-76RL01830; and

WHEREAS, BATTELLE has certain rights in patents relating to the conversion of ethanol to fuels; and

WHEREAS, LICENSEE recognizes that BATTELLE owns inventions and intellectual property useful in the conduct of LICENSEE’s business; and

WHEREAS, LICENSEE recognizes that its anticipated business activity may encompass the practice of technology that requires a license under patents owned or controlled by BATTELLE; and

WHEREAS, LICENSEE wishes to acquire the right to practice the inventions of such patents.

THEREFORE in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Parties agree as follows:

1.  DEFINITIONS

As used herein, the following terms shall have the meanings set forth below:

A.

AFFILIATE or AFFILIATES means any entity that controls, is controlled by, or is under common control of LICENSEE where control consists of ownership of at least fifty percent (50%) of the outstanding voting securities or other ownership interest of the entity.

B.

GROSS SALES means any and all forms of consideration, monetary or otherwise, actually received or accrued by LICENSEE from the sale, lease, rental, transfer, provision or other disposition of LICENSED PRODUCTS without deduction. GROSS SALES shall be presumed to be fair market value.

C.	LICENSED FIELD means and is limited to conversion of ethanol to fuels.

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

D.	LICENSED PROCESS means any service or activity that utilizes, incorporates or practices one or more claims of the PATENTS.
E.	LICENSED PRODUCT means any and all products produced by or utilizing one or more claims of the PATENTS.
F.

LICENSED TERRITORY means any country in which BATTELLE has pending patent applications or issued PATENTS as set forth herein for which LICENSEE has reimbursed BATTELLE for agreed upon patenting expenses under Article 11.

G.

NET SALES means GROSS SALES less shipping charges, returns, and taxes, [***]. For purposes of this Agreement, [***]. In the event any LICENSED PRODUCTS [***], LICENSEE shall calculate and pay royalties to BATTELLE based on [***]. No royalty shall be due [***]; a royalty will be due [***].

H.

PATENT or PATENTS means issued patents and pending patent applications and the resulting issued patents, including all divisionals, continuations (not including continuations– in-part), reissues, substitutes, and extensions thereof, together with all foreign counterparts, in the listing of patents/patent applications on ATTACHMENT 1, PATENT LISTING, to this Agreement.

J.	SUBLICENSEE means any third party whom LICENSEE licenses, under the provisions of Article 6, the BATTELLE rights conveyed by this Agreement.
K.	SUBLICENSING REVENUES means [***] received by LICENSEE from SUBLICENSEE as consideration for a sublicense of the rights conveyed hereunder. SUBLICENSING REVENUES [***] and does not include [***].

2.  LICENSE GRANT

A.

BATTELLE hereby grants to LICENSEE, to the extent of the LICENSED FIELD and LICENSED TERRITORY, an exclusive commercial license to make, have made, use, import and sell LICENSED PRODUCTS and practice LICENSED PROCESSES.

B.

All other rights not expressly granted in this Agreement are reserved by BATTELLE. This reservation includes but is not limited to BATTELLE’s right to (i) practice the PATENTS for research, development and demonstration purposes for itself and others; (ii) nonexclusively license the PATENTS to nonprofit institutions for research, development, and demonstration purposes; (iii) exclusively license the PATENTS in fields and territories not licensed herein and (iv) publish scientific and technical articles related to the PATENTS.

C.	This license grant is subject to any rights belonging to the United States Government, whether or not presently asserted, including but not limited to those rights set forth in 35 USC §200, et seq.

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

3.  CONSIDERATION

A.

In consideration for the License Grant described in Article 2, LICENSEE agrees to comply with all the provisions of this Agreement, to pay all fees, costs, and meet all other requirements set forth in this Agreement.

B.

LICENSEE shall pay to BATTELLE the nonrefundable sum of [***] at the time of execution of this Agreement. This fee is nonrefundable, not creditable against any royalties and is not an advance on royalties.

C.(i)LICENSEE shall pay to BATTELLE a royalty of [***] of NET SALES.

(ii)	LICENSEE shall pay to BATTELLE a royalty of [***] of all royalties and all SUBLICENSING REVENUES received from SUBLICENSEES.
D.

If as a result of third party litigation related to this Agreement financed by LICENSEE, damages, royalties, or other consideration is received by LICENSEE, BATTELLE shall receive payment from LICENSEE in accordance with the royalty provisions of Paragraph 3 C above of [***]. LICENSEE [***]; [***] will not be subject to the payment provisions of this Paragraph 3 D.

E.	No royalty shall be paid to BATTELLE for the practice of any PATENT on behalf of the U.S. Government for which the U.S. Government has a royalty-free right to use such PATENT.

4.  DILIGENCE

A.

Separate from LICENSEE’s obligation to pay royalties set forth above, LICENSEE shall complete the following diligence requirements of Paragraph 4B, below. In the event that LICENSEE fails to complete these requirements BATTELLE may, in its sole discretion, elect to meet with LICENSEE to establish alternative dates and conditions for the requirements below, convert the exclusive license granted in Article 2 to a nonexclusive license, terminate this Agreement, or waive this obligation in whole or in part.

B.	Minimum Diligence Requirements:
(i)

LICENSEE licenses [***]; or LICENSEE produces and sells [***] within [***]. For purposes of this Agreement, [***] shall mean the amount of SPK produced [***] with [***] of alcohol-to-jet (ATJ)-synthetic paraffinic kerosene (SPKe) level [***]; and

(ii)

LICENSEE licenses [***] within [***], or produces and sells [***] of LICENSED PRODUCTS within [***]. For purposes of this Agreement, [***] shall mean the amount of SPK produced [***] with [***] of alcohol-to-jet (ATJ)-synthetic paraffinic kerosene (SPKe) level [***]; and

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

(iii)	[***] is initiated within [***]. For purposes of this Agreement, [***].

5.  U.S. MANUFACTURING

In order to enhance U.S. industrial competitiveness, LICENSEE shall ensure that LICENSED PRODUCTS embodying the PATENTS which are manufactured for use or sale in the United States under the license granted hereunder shall be substantially manufactured in the United States.

6.  SUBLICENSING

A.

LICENSEE shall have the right to sublicense in the LICENSED FIELD and LICENSED TERRITORY. Sublicenses shall be licenses that are transferable only from LICENSEE to BATTELLE. Sublicenses shall be subject to the substantial US manufacturing requirements of Article 5.

B.

BATTELLE shall have the right to disapprove the selection of any SUBLICENSEE prior to the execution of any sublicense granted hereunder and provide LICENSEE an explanation of the reasons for such disapproval. Prior to sublicense execution, LICENSEE shall provide BATTELLE with a certification that the sublicense complies with the terms and conditions of this Agreement. LICENSEE shall provide BATTELLE with a copy of each executed sublicense, and shall not grant to its SUBLICENSEES any BATTELLE rights not conveyed by this Agreement. The royalty paid to BATTELLE under sublicenses for all monies or other consideration of whatever kind received by LICENSEE shall be as set forth under Paragraph 3C (ii).

C.

If this Agreement is terminated for any reason, except breach of contract by BATTELLE, LICENSEE shall immediately assign all of its right, title, and interest to all sublicenses to BATTELLE, including the right to receive income.

D.

LICENSEE will collect all payments which are due to BATTELLE as a result of LICENSEE sublicensing its rights under the provisions herein. Payments due from a SUBLICENSEE, if not received by LICENSEE [***] after failure of a SUBLICENSEE to pay when due [***], shall be guaranteed by LICENSEE to BATTELLE. If LICENSEE receives any non-cash consideration as a result of its sublicensing activities, LICENSEE shall make its payments which are due to BATTELLE based upon [***].

7.  REPORTS AND PAYMENTS

A.

Not later than [***], LICENSEE shall furnish to BATTELLE at the address set forth in Article 25 a written statement in a form provided by BATTELLE (Attachment 2) to determine the amounts due and the appropriateness of the royalties paid pursuant to Article 3 for the periods ended [***], and shall pay to BATTELLE all amounts due to BATTELLE. Such amounts are due [***]. If no amount is accrued during any such period, a written statement to that effect shall be furnished. All written statements

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

provided to BATTELLE by LICENSEE shall be executed by an individual having actual authority to bind LICENSEE.

B.

Not later than [***], LICENSEE shall furnish to BATTELLE, at the address set forth in Article 25, a written progress report summarizing LICENSEE’s progress towards commercializing the LICENSED PRODUCTS and meeting diligence requirements (Article 4) [***]. Such progress report shall include the following information, where relevant: [***]. Such report will be provided to BATTELLE solely to enable BATTELLE to understand LICENSEE’s progress towards commercializing the LICENSED PRODUCT and to assist BATTELLE in determining the impact of the LICENSED PRODUCT in improving LICENSEE’s business.

C.

Royalties earned on sales by LICENSEE, or occurring under sublicenses granted pursuant to this Agreement in any country outside the United States and received by LICENSEE, shall not be withheld from BATTELLE or reduced by LICENSEE as the result of any currency restrictions or charges imposed by the government of such country solely due to the movement of currency or the characterization of such funds as royalty payments leaving such country.

D.	Payments provided for in this Agreement, shall when overdue, bear interest at a rate per annum equal to [***] running from [***].
E.	All payments made to BATTELLE under this Agreement are nonrefundable.
F.

All payments will be made to BATTELLE in U.S. dollars either by check or wire transfer. If payments are made by wire transfer, such transfers shall be in accordance with the following wire instructions; unless and until written notice is provided by BATTELLE of a change in the wire instructions. If LICENSEE makes payments to BATTELLE by Electronic Funds Transfers, LICENSEE shall also provide a written report to BATTELLE to the address set forth in Article 25 as required in Paragraph 7A, above, along with a statement indicating that payments have been made by Electronic Funds Transfers. Such payments shall be made to the following account [***]:

[***]
Account Name: [***]
ABA No. [***]
Account No. [***]

8.  REPRESENTATIONS, HOLD HARMLESS AND LIMITATION OF

BATTELLE’S LIABILITY

A.

This Agreement is entered into by BATTELLE in its private capacity. It is understood and agreed that the U.S. Government is not a party to this Agreement and in no manner whatsoever shall be liable for nor assume any responsibility or obligation for any claim,

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

cost or damages arising out of or resulting from this Agreement or the subject matter licensed.

B.(i)Nothing in this Agreement shall be deemed to be a representation or warranty, by BATTELLE, or the U.S. Government, as to the validity of any of the PATENTS or the accuracy, safety or usefulness for any purpose, of any technical information, techniques, or practices at any time made available by BATTELLE.

(ii)

Neither the U.S. Government nor BATTELLE nor any affiliated company of BATTELLE shall have any liability whatsoever to LICENSEE or any other person for or on account of any injury, loss, or damage, of any kind or nature sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon LICENSEE or any other person, arising out of or in connection with or resulting from (1) the production, use or sale of any apparatus or product, or the practice of the PATENTS by LICENSEE; (2) the use by LICENSEE of any technical information, techniques, or practices disclosed by BATTELLE; or (3) any advertising or other promotional activities by LICENSEE with respect to any of the foregoing; and

(iii)

LICENSEE shall hold the U.S. Government, BATTELLE, and any affiliated company of BATTELLE, harmless in the event the U.S. Government, BATTELLE, or any affiliated company of BATTELLE, is held liable as a result of actions by LICENSEE as set forth in Paragraphs 8B(ii)(1), 8B(ii)(2), and 8B(ii)(3) above. This includes but is not limited to indemnification for any product liability resulting from the commercialization and utilization of the Licensed Patents by LICENSEE.

(iv)

Further, LICENSEE agrees to assume the defense of (1) any suit brought against BATTELLE or any affiliated company of BATTELLE resulting from any action of LICENSEE undertaken under this Agreement, and (2) any action brought against LICENSEE or BATTELLE resulting from any action of LICENSEE relating to the licensed PATENTS.

(v)	BATTELLE represents that it has the rights to grant all of the rights granted herein, except as to such rights as the Government of the United States of America may have or may assert.
C.

LICENSEE understands and acknowledges that the subject matter of this Agreement has not yet been commercially demonstrated, and agrees to accept the risks incident to designing, manufacturing and operating a nascent technology.

D.	LICENSEE acknowledges that LICENSEE has evaluated the PATENTS and deems them suitable for LICENSEE’s purposes for entering into this Agreement.

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

E.

Nothing in this Agreement may be construed as: a warranty or representation by BATTELLE as to the validity of any of BATTELLE’s rights in the PATENTS; a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patents other than PATENTS; a grant by implication, estoppel or otherwise of any license or rights under any patents of BATTELLE other than PATENTS, regardless of whether such patents are dominate or subordinate to PATENTS; or an obligation to furnish any information not provided in PATENTS.

9.  TERMINATION

A.

This Agreement will terminate upon the expiration of the last to expire of the PATENTS included herein, or upon the abandonment of the last to be abandoned of any patent applications if no PATENTS have issued, or a final adjudication of invalidity of all PATENTS included herein, whichever is later, unless this Agreement is sooner terminated.

B.	LICENSEE may terminate this Agreement at any time upon sixty (60) days written notice in advance to BATTELLE. LICENSEE shall thereafter discontinue the practice and use of the licensed PATENTS.
C.

Except as provided below in Paragraph 9D, if either Party shall be in breach of any obligation hereunder, the other Party may terminate this Agreement by giving Notice of Default by personal delivery, telefax, electronic mail transmission or by United States mail, express mail, or courier service, with postage or fees prepaid, to the Party in breach, specifying the basis for default. Notice by personal delivery, telefax or electronic mail is deemed to have been given when delivered or transmitted. Notice sent by U.S. mail, express mail or courier service is deemed to have been given when mailed. If within [***] after the receipt of such Notice of Default, the Party in breach shall remedy the condition forming the basis for default, this Agreement shall continue in full force. If, however, the default is not cured within [***], then this license shall finally terminate and LICENSEE shall be required to thereafter discontinue the practice and use of the licensed PATENTS. This [***] cure period shall not be available to LICENSEE upon a [***] Notice of Default during the life of this Agreement (unless otherwise provided in the Notice of Default), and this Agreement shall be finally terminated. LICENSEE understands and acknowledges that the remedy set forth herein is not available to LICENSEE if LICENSEE’s default stems from a failure to meet the minimum diligence requirements of Article 4.

D.	If any report or payment due to BATTELLE is overdue [***], then a Notice of Termination may be sent immediately and no Notice of Default or [***] cure provision will be applicable.
E.	Within [***] of the termination of this Agreement LICENSEE shall furnish a final report containing the information set forth in Paragraphs 7A and 7B as well as payment of [***]

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

to the address set forth in Article 25. If this Agreement is for any reason terminated before all of the payments required to be made by LICENSEE as set forth herein have been made to BATTELLE, LICENSEE shall immediately pay to BATTELLE any unpaid amounts due as of the date of such termination [***].

F.

LICENSEE hereby agrees that, in the event LICENSEE (by its own actions, or the action of any of its shareholders or creditors), (if applicable), files or has filed against it (with an order for relief being entered) a case under the Bankruptcy Code of 1978, as previously or hereafter amended, BATTELLE shall be entitled to relief from the automatic stay of Section 362 of Title 11 of the U.S. Code, as amended, on or against the exercise of the rights and remedies available to BATTELLE and LICENSEE hereby waives the benefits of such automatic stay and consents and agrees to raise no objection to such relief.

G.

Termination of this Agreement shall not extinguish any rights of BATTELLE or obligations of LICENSEE accrued hereunder at the time of termination; and obligations undertaken independent of the license granted under Article 2 shall survive termination to the extent necessary to permit their complete fulfillment or discharge.

10.  LITIGATION

A.	LICENSEE shall notify BATTELLE of any suspected infringement of the PATENTS in the LICENSED FIELD and the LICENSED TERRITORY, and shall provide BATTELLE with any evidence of such infringement(s).
B. (i)

After LICENSEE provides probative evidence of an actual infringement of the PATENTS in the LICENSED FIELD and LICENSED TERRITORY which is causing LICENSEE actual economic harm, the Parties shall meet and confer to discuss potential actions to be taken to abate the infringement, up to and including full legal action in a court of competent jurisdiction. In the event that agreement is reached upon a particular course of action each Party will be obligated to meet its specified agreed upon responsibilities. In the event that LICENSEE does not wish to enforce the patent(s) and BATTELLE wishes to enforce the patent(s) against an alleged infringer, then BATTELLE may convert the license to non-exclusive with respect to that infringement and infringing party and proceed with actions to abate infringement.

(ii)

Each Party agrees to reasonably assist the other Party with any legal action undertaken to abate the infringement. Costs for proceeding with such legal actions will be borne by [***]. The Party leading any legal action will [***]. If the LICENSEE leads the legal action and obtains a recovery, [***]. LICENSEE shall be entitled to [***].

C.	Challenges.

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

(i)

If LICENSEE or any of LICENSEE’s AFFILIATES, subsidiaries, or joint ventures initiates an action or proceeding or assists any third party initiating an action or proceeding against BATTELLE seeking a declaration or ruling that any claim of the PATENTS is invalid or unenforceable:

1.	during the pendency of any such action or proceeding, the royalty rates and annual minimum royalty due under this Agreement shall [***];
2.

if the outcome of such action or proceeding results in a determination that any issued claim of the PATENTS is found to be valid and infringed by LICENSED PRODUCTS, or LICENSED PROCESS then the royalty rates and annual minimum royalty due under this Agreement shall [***] and [***] shall pay [***], including but not limited to [***];

3.	LICENSEE shall have [***] as required in this Agreement before such action or proceeding is initiated or during the period in which the action or proceeding is pending or under appeal; and
4.	LICENSEE shall pay [***] during the pendency of such action or proceeding and shall not pay [***].
(ii)

LICENSEE shall provide BATTELLE with [***] written notice to the address set forth in Article 25 before LICENSEE or any of LICENSEE’s AFFILIATES, subsidiaries, joint ventures, or other similarly situated persons, entities, or organizations initiates any action or proceeding or assists any third party initiating an action or proceeding against BATTELLE seeking a declaration or ruling that any claim of the PATENTS is invalid or unenforceable or that LICENSED PRODUCTS or LICENSED PROCESSES do not infringe any claim of the PATENTS. LICENSEE shall include with its written notice to BATTELLE a copy of all relevant prior art which will form the basis for arguments and causes advanced in such action or proceeding, together with an explanation of the grounds for these arguments or causes. Failure to provide such notice shall be considered a breach of the agreement and provide grounds for automatic termination of the license.

(iii)

Any action or proceeding filed by LICENSEE or any of LICENSEE’s AFFILIATES, subsidiaries, joint ventures, or other similarly situated persons, entities, or organizations or any third party assisted thereby seeking a declaration or ruling that any claim of the PATENTS is invalid or unenforceable or that LICENSED PRODUCTS or LICENSED PROCESSES do not infringe any claim of the PATENTS shall be litigated exclusively in the U.S. District Court for the Eastern District of Washington situated in Richland, Washington, and the Parties hereby agree to submit to the exclusive jurisdiction of such court and waive any objection to venue for such purposes.

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

(iv)	This Paragraph 10C, “Challenges,” shall be included in any sublicenses at any level provided under the authority of this Agreement.

11.  PATENTS

A.

BATTELLE will keep LICENSEE informed of all Office Actions (both U.S. and foreign) related to the PATENTS. LICENSEE will provide comments and proposed arguments for any Office Action received from any patent office in a timely manner, and BATTELLE will consider and utilize such comments and arguments in formulating responses to any Office Actions. Although BATTELLE has the right and discretion to file, prosecute, maintain, reexamine, and participate in any proceedings before a patent office, domestic or foreign, for all of the Patents, BATTELLE shall file, prosecute, and maintain the PATENTS in any country which LICENSEE has selected and for which LICENSEE has paid costs pursuant to this Paragraph 11A. BATTELLE shall not abandon prosecution of any patent applications or discontinue the maintenance of any patents for which LICENSEE is in compliance with the requirements of this Paragraph without prior written notice to LICENSEE. Upon written request to BATTELLE and BATTELLE’s written consent, which shall not be unreasonably withheld, LICENSEE may assume direct prosecution and maintenance of such PATENTS prior to abandonment. All reasonable expenses incurred by BATTELLE for the activities described in this Paragraph 11A shall be reimbursed to BATTELLE by LICENSEE (on a pro-rata basis if the PATENTS are licensed in other fields of use) within [***] of LICENSEE’s receipt of notice setting forth such expenses.

B.

If LICENSEE disagrees with a patenting decision and elects not to pay its share of expenses incurred by BATTELLE under Paragraph 11A for a particular PATENT, LICENSEE shall so notify BATTELLE in writing. Unless otherwise agreed, LICENSEE shall be obligated to reimburse BATTELLE for [***] and at that time, LICENSEE’s rights related to such PATENT in the applicable country(ies) shall be terminated, and such PATENT in such country(ies) shall be removed from this Agreement.

12.  RECORDS

A.

LICENSEE shall keep accurate records of all operations affecting LICENSEE’s duties and obligations hereunder, including but not limited to payment of royalties and fees, and shall permit BATTELLE or its duly authorized agent to inspect all such records and to make copies of or extracts from such records during regular business hours throughout the term of this Agreement and for a period of [***] thereafter. BATTELLE shall [***]; provided, however, LICENSEE shall [***].

B.	If such audit shows [***] in a reporting period as set forth in Paragraph 12A, then LICENSEE shall pay [***], as well as [***], plus [***].

13.  ASSIGNABILITY

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

A.

Upon written consent of BATTELLE, such consent not to be unreasonably withheld, LICENSEE may assign its rights under this Agreement in connection with a merger or consolidation or to a third party purchaser of all or substantially all of the assets of LICENSEE relative to the rights granted hereunder. BATTELLE may assign its rights hereunder.

B.	In the event of any assignment of this Agreement, LICENSEE shall pay to BATTELLE, at the address set forth in Article 25, a nonrefundable assignment fee of [***].

14.  REFORM

A.

The Parties agree that if any part, term, or provision of this Agreement shall be found illegal or in conflict with any valid controlling law, the validity of the remaining provisions shall not be affected thereby.

B.

In the event the legality of any provision of this Agreement is brought into question because of a decision by a court of competent jurisdiction of any country in which this Agreement applies, BATTELLE, by written notice to LICENSEE, may revise the provision in question or may delete it entirely so as to comply with the decision of said court.

15.  NO ENDORSEMENT; USE OF BATTELLE’S NAME; USE OF PNNL

BATTELLE does not endorse products or services. Therefore, LICENSEE agrees that unless required by law, or unless otherwise agreed in advance in writing by BATTELLE, LICENSEE will not use or imply the name “BATTELLE”, or any affiliated company of BATTELLE, or “Pacific Northwest National Laboratory”, or “PNNL”, or associated trademarks, or other trade dress, or use BATTELLE or PNNL reports, for advertising, promotional purposes, raising of capital, recommending investments, or in any way that implies endorsement by BATTELLE or PNNL. However, LICENSEE may publicly disclose the fact that an agreement has been entered into with BATTELLE, including the name of BATTELLE. LICENSEE may disclose in a factual manner that is accurate and not misleading, material facts pertaining to the nature of this Agreement to the extent such disclosure complies with or is required by applicable U.S. Federal and state securities and other laws or the rules and regulations of any public stock exchange, provided that such disclosure does not, in whole or in part, imply any endorsement by BATTELLE or PNNL. LICENSEE further agrees to indemnify and hold BATTELLE, its directors, officers, agents and employees harmless for any damage, loss, claim or suit arising from or relating to LICENSEE’s use of the BATTELLE name.

16.  WAIVER AND ALTERATION

A.	The waiver of a breach hereunder may be effected only by a writing signed by the waiving Party and shall not constitute a waiver of any other breach.

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September 13, 2018

B.	A provision of this Agreement may be altered only by a writing signed by both Parties, except as provided in Article 14, above.
C. (i)

To amend this Agreement in a manner that alters any of BATTELLE’s rights or LICENSEE’s duties under this Agreement, LICENSEE shall provide BATTELLE with a written request to amend this Agreement [***] BATTELLE’s rights or LICENSEE’s duties accrue. LICENSEE’s request shall: (1) specifically identify the clauses to be amended; (2) identify the requested amendments; and (3) provide BATTELLE with documentary evidence that the requested amendments are in BATTELLE’s and LICENSEE’s best interests.

(ii)

If BATTELLE determines that any or all of LICENSEE’s requested amendments are in the Parties’ best interests, then the Parties shall initiate good faith negotiations to address the amendments consistent with BATTELLE’s determination. Such negotiations shall conclude [***] the date BATTELLE actually receives LICENSEE’s request to amend the Agreement as set forth above in Paragraph 16C(i) (the “Renegotiation Period”). The Parties shall enter into these negotiations with the understanding that they may not reach mutually acceptable terms within the Renegotiation Period. BATTELLE’s rights shall continue to accrue and LICENSEE’s obligations shall remain in force during the Renegotiation Period.

(iii)

If BATTELLE and LICENSEE agree to mutually acceptable terms during the Renegotiation Period, then such renegotiated terms shall be reflected in a formal amendment of this Agreement executed by both BATTELLE and LICENSEE and shall apply to any of BATTELLE’s rights or LICENSEE’s obligations that accrue during the Renegotiation Period or at any time thereafter during the remaining term of this Agreement.

(iv)

If BATTELLE and LICENSEE do not agree to mutually acceptable terms during the Renegotiation Period then BATTELLE may enforce the original terms and conditions of this Agreement or rely upon other remedies as permitted by the terms of this Agreement.

D.

LICENSEE acknowledges that BATTELLE, by virtue of its status as an incorporated charitable trust exempt from federal income taxes under Section 501(c)(3) of the Internal Revenue Code, cannot renegotiate any terms of this Agreement in a manner which may create an impermissible private benefit or private inurement.

17.  MARKING

LICENSEE shall place in a conspicuous location on any LICENSED PRODUCT made or sold under any PATENT coming with this Agreement, a patent notice in accordance with the laws concerning the marking of patented articles. However, in no event shall

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September 13, 2018

LICENSEE mark any LICENSED PRODUCT made or sold under this Agreement with an expired licensed PATENT.

18.  IMPLEMENTATION

Each Party shall execute any instruments necessary to implement the provisions of this Agreement.

19.  CONSTRUCTION

This Agreement shall be construed in accordance with the laws of the State of Washington of The United States of America and in the English language, and any action brought to enforce any provision or obligation hereunder shall be brought in a court of competent jurisdiction in the State of Washington.

20.  EXPORTATION OF TECHNICAL INFORMATION

LICENSEE represents and warrants that it shall not export from The United States of America directly or indirectly, any technical information (or the direct product thereof) furnished to LICENSEE either directly or indirectly by BATTELLE, without first complying with all requirements of the Export Administration Regulations, including the requirement for obtaining any export license, if applicable. LICENSEE agrees to indemnify, defend and hold harmless BATTELLE, its officers, agents and employees from all liability involving the violation of such export regulations, either directly or indirectly, by LICENSEE.

21.  CERTIFICATION

LICENSEE hereby certifies that no principal of LICENSEE has been an employee of BATTELLE or any of its affiliated companies [***] to the date of execution of this Agreement.

22.  DISCLAIMER

NEITHER BATTELLE, THE UNITED STATES DEPARTMENT OF ENERGY (DOE), NOR PERSONS ACTING ON THEIR BEHALF MAKE ANY WARRANTY, EXPRESS OR IMPLIED: (1) WITH RESPECT TO THE MERCHANTABILITY, ACCURACY, COMPLETENESS OR USEFULNESS OF ANY SERVICES, MATERIALS, LICENSED PATENTS, INVENTIONS OR INFORMATION FURNISHED HEREUNDER; (2) THAT THE USE OF ANY SUCH SERVICES, MATERIALS, LICENSED PATENTS, OR INFORMATION WILL NOT INFRINGE PRIVATELY OWNED RIGHTS; (3) THAT THE SERVICES, MATERIALS, LICENSED PATENTS, OR INFORMATION FURNISHED HEREUNDER WILL NOT RESULT IN INJURY OR DAMAGE WHEN USED FOR ANY PURPOSE; OR (4) THAT THE SERVICES, MATERIALS OR INFORMATION FURNISHED HEREUNDER WILL

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

ACCOMPLISH THE INTENDED RESULTS OR ARE SAFE FOR ANY PURPOSE, INCLUDING THE INTENDED OR PARTICULAR PURPOSE. FURTHERMORE, BATTELLE AND THE DOE HEREBY SPECIFICALLY DISCLAIM ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, FOR ANY PRODUCTS MANUFACTURED, USED OR SOLD BY LICENSEE, THEIR AFFILIATES, ASSIGNS OR SUBLICENSEES. NEITHER BATTELLE NOR THE DOE SHALL BE LIABLE FOR CONSEQUENTIAL, SPECIAL, OR INCIDENTAL DAMAGES IN ANY EVENT.

23.  NO PRESUMPTION

No provision of this Agreement shall be interpreted for or against any Party to this Agreement on the basis that that Party was the drafting Party of the provision and no presumption or burden of proof shall arise disfavoring or favoring any Party by virtue of the authorship of any of the provisions of this Agreement.

24.  ENTIRE UNDERSTANDING

This Agreement represents the entire understanding between the Parties, and supersedes all other agreements, express or implied, between the Parties concerning the subject matter of this Agreement. Specifically, no future representations made by BATTELLE staff shall be effective to alter any provision herein unless such representation shall be made in writing by an authorized representative of BATTELLE having the power to do so.

25.  ADDRESSES

For the purpose of all written communications between the Parties, their addresses shall be:

LanzaTech, Inc.
Attention [***]
Illinois Science and Technology Park
8045 Lamon Avenue, Suite 400
Skokie, IL 60077
Telephone: [***]
Email: [***]

Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: [***]

License Agreement Number [***]

LanzaTech, Inc.

[***]

September 13, 2018

Fax: [***]
Email: [***]

or any other addresses of which either Party shall notify the other Party in writing.

26.  EXPIRATION

The offer to execute this Agreement shall expire if this Agreement is not signed by both Parties and returned to BATTELLE on or before September 28, 2018.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed in duplicate originals by its duly authorized officers or representatives.

BATTLE MEMORIAL INSTITUTE		LANZATECH, INC.

BY	/s/ Peter C. Christensen	BY	/s/ Jennifer Holmgren_
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Jennifer Holmgren

TITLE	Manager, Technology Commercialization	TITLE	Chief Executive Officer

DATE:	9/13/18	DATE:	09/13/2018